UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2012

Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland	001-13777	11-3412575
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103 Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On March 9, 2012, Getty Realty Corp. (the “Company”) issued a press release regarding its entry into a stipulation  (the “Stipulation”) relating to the Chapter 11 bankruptcy proceeding initiated by Getty Petroleum Marketing, Inc. (“Marketing”).  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.* The Stipulation is between Getty, Marketing and the Official Committee of Unsecured Creditors in Marketing’s bankruptcy proceedings and is subject to the approval of the Bankruptcy Court at a hearing that will be held on April 2, 2012. No assurances can be given that the Stipulation will be approved by the Bankruptcy Court.

Pursuant to the terms of the Stipulation, Marketing has paid the Company $10.3 million of the approximately $19.0 million in fixed rent due to the Company for the period December 5, 2012 through March 31, 2012 and Marketing is expected to make payments of another approximately $1.5 million to the Company on or before April 1, 2012. All unpaid amounts due from Marketing under the Master Lease for periods after filing of the bankruptcy (including real estate taxes, which are not being paid by Marketing but which are being advanced by the Company) become due and payable on April 30, 2012.

The Stipulation sets April 30, 2012 as the date by which Marketing must either assume or reject the unitary master lease between the Company and Marketing (the “Master Lease”). The Stipulation provides that: (a) at any time before rejection of the Master Lease, the Company may take back individual or groups of properties leased by Marketing for the purpose of re-leasing, selling, licensing or otherwise disposing of them, and in such case the rent due to the Company by Marketing under the Master Lease will be reduced based on an agreed-upon formula determined by the proceeds attributable to the relevant disposition(s) and (b) after a rejection of the Master Lease, the Company will take possession of all remaining properties subject to the Master Lease.

Under the terms of the Stipulation, the Company’s aggregate administrative priority claim relating to the period from December 5, 2011 until April 30, 2012, is capped at $10.5 million, together with interest from May 1, 2012 until paid at the rate provided in the Master Lease (plus any transfer taxes paid by the Company). Such administrative claim has priority in the bankruptcy proceedings over claims of general unsecured creditors.

The Company believes that by entering into the Stipulation, it will be able to avoid possible contentious and costly litigation, improve its ability to capture cash flow relating to the properties subject to the Master Lease, minimize disruption to the properties that could occur from cessation of gas sales by the operators thereof, and permit the Company to take greater control of the process for orderly recapture and re-letting or other re-disposition of its properties.

The foregoing descriptions of the Stipulation are not complete and are subject to and qualified in their entirety by reference to the Stipulation, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

For more information on the risks associated with the Company’s relationship with Marketing, see the disclosure under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Company’s subsequent Quarterly Reports on Form 10-Q and as updated by the Company’s subsequent periodic reports filed under the Securities Exchange Act of 1934, as amended and the Company’s other filings made with the Securities and Exchange Commission.

Certain statements in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When the words “believes,” “intends,” “expects,” “plans,” “projects,” “estimates” and similar expressions are used, they identify forward-looking statements. Examples of these forward looking statements include the Company’s statements regarding the Stipulation, including, but not limited to, its belief that by entering into the Stipulation, the Company will be able to (i) avoid litigation, (ii) improve its ability to capture cash flow relating to the properties subject to the Master Lease, (iii) minimize disruption to the properties and (iv) take greater control of the process for orderly recapture and re-letting or other re-disposition of its properties.  These forward-looking statements are based on management’s current beliefs and assumptions and information currently available to management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Information concerning factors that could cause the Company’s actual results to differ materially from these forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly release revisions to these forward-looking statements to reflect future events or circumstances or reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press release dated March 9, 2012 issued by Getty Realty Corp. *

99.2
Stipulation and order Deferring Rents Owing to Getty Properties, Establishing Procedures for the Administration of the Chapter 11 Cases, Extending the Time for the Debtors to Assume or Reject the Master Lease and Other Matters.

*  The information contained in Item 8.01 and Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: March 9, 2012	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
Exhibit 99.1	Press release dated March 9, 2012 issued by Getty Realty Corp.

Exhibit 99.2
Stipulation and order Deferring Rents Owing to Getty Properties, Establishing Procedures for the Administration of the Chapter 11 Cases, Extending the Time for the Debtors to Assume or Reject the Master Lease and Other Matters